LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated January 4, 2019

to the Prospectus Dated May 1, 2018

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Janus Henderson Global Unconstrained Bond Portfolio (the “Fund”), this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

The Board of Directors approved the liquidation of Janus Henderson Global Unconstrained Bond Portfolio.

The Fund is expected to be liquidated on or about March 1, 2019 (the “Liquidation Date”). On or before the Liquidation Date, the Fund will cease investing its assets in accordance with its stated investment objective and policies.

In preparation for this liquidation, effective January 1, 2019, Midland National closed the Fund to all investors, including: (i) all new allocations of premiums from new contract owners into the Fund, and (ii) incoming transfers of account value from current contract owners investing in the Fund.

Under Separate Account Investment Options, the following Fund closed to all investors as of January 1, 2019 and the Fund will liquidate on or about March 1, 2019.

Janus Henderson Global Unconstrained Bond Portfolio Service Shares

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following Fund closed to all investors as of January 1, 2019 and the Fund will liquidate on or about March 1, 2019.

Janus Henderson Global Unconstrained Bond Portfolio Service Shares	Seeks to maximize total return, consistent with preservation of capital.	Janus Capital Management LLC

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

Please retain this supplement for future reference.